SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report

         Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Original  Report:  September 30, 1997

                      CORNERSTONE REALTY INCOME TRUST, INC.

             (Exact name of registrant as specified in its charter)

        VIRGINIA                    0-23954                 54-1589139
       (State of                  (Commission             (IRS Employer
      Incorporation)              File Number)          Identification No.)

         306 East Main Street
         Richmond, Virginia                   23219
        (Address of principal                (Zip Code)
         executive offices)

               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                      Index

                                                                        Page No.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

         a.       Independent Auditors' Report
                  (Clarion Crossing Apartments)

                  Historical Statement of Income
                  and Direct Operating Expenses
                  (Clarion  Crossing Apartments)

                  Note to Historical Statement of Income
                  and Direct Operating Expenses
                  (Clarion Crossing Apartments)

         b.       Pro Forma Statement of Operations for
                  the Nine Months ended September 30, 1997
                  (unaudited)

                  Pro Forma Statement of Operations
                  for the year ended December 31, 1996
                  (unaudited)

         c.       Exhibit

                  23.1     Consent of Independent Auditors
                           (Clarion Crossing Apartments)

         The Company hereby amends Items 7.a., 7.b. and 7.c. of its Current Report on Form 8-K dated September 30, 1997 as follows:

                                    ITEM 7.a.

                                  [LETTERHEAD]
                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                              GLEN ALLEN, VA 23060
                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311



                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia



   We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Clarion Crossing Apartments located in Raleigh, North Carolina for the twelve month period ended August 31, 1997. This statement is the responsibility of the management of Clarion Crossing Apartments. Our responsibility is to express an opinion on this statement based on our audit.



   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.



   The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.



   In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Clarion Crossing Apartments (as defined above) for the twelve month period ended August 31, 1997, in conformity with generally accepted accounting principles.


                                                     /s/L.P. Martin & Co., P.C.


Richmond, Virginia
November 11, 1997

                          CLARION CROSSING APARTMENTS



         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF

                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE

                           OPERATIONS OF THE PROPERTY



                   TWELVE MONTH PERIOD ENDED AUGUST 31, 1997



INCOME

        Rental and Other Income                            $       1,521,964
                                                           -------------------

DIRECT OPERATING EXPENSES

        Administrative and Other                                     149,735
        Insurance                                                     11,932
        Repairs and Maintenance                                      382,469
        Taxes, Property                                               67,620
        Utilities                                                     57,905
                                                           -------------------

         TOTAL DIRECT OPERATING EXPENSES                             669,661
                                                            -------------------
         Operating income exclusive of items not
         comparable to the proposed future operations
         of the property                                  $          852,303
                                                          =====================


See accompanying notes to the financial statement.

                          CLARION CROSSING APARTMENTS



         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                   TWELVE MONTH PERIOD ENDED AUGUST 31, 1997



NOTE 1 - ORGANIZATION

Clarion Crossing Apartments is a 228 unit garden and townhouse style apartment complex located on 22.80 acres in Raleigh, North Carolina. The assets comprising the property were owned by an entity unaffiliated with Cornerstone Realty Income Trust, Inc. during the financial statement period. Cornerstone Realty Income Trust, Inc. subsequently purchased the property.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, professional fees and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                    ITEM 7.b.

Pro Forma Statement of Operations for the nine months ended September 30, 1997 (unaudited)

The Unaudited Pro Forma Statement of Operations for the nine-month period ended September 30, 1997 is presented as if 8 of the 10 Property acquisitions during 1997 had occurred on January 1, 1997. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.



The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the period ended September 30, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company incorporated by reference into this Prospectus.



                                                     Historical        Westchase        Paces Arbor    Paces Forest
                                                    Statement of       Pro Forma         Pro Forma      Pro Forma
                                                     Operations       Adjustments       Adjustments    Adjustments
                                                -------------------------------------------------------------------

Date of Acquisitions                                        -            1/15/97          3/1/97         3/1/97


Revenues from rental properties                       $ 50,231,191    $    166,656   $    128,993   $    154,702
Other Income                                          $  1,476,041
Rental expenses:
                Utilities                                4,473,112          12,070          3,888          4,815
                Repairs and maintenance                  5,219,198          25,811         19,399         19,103
                Taxes and insurance                      4,390,206          16,024          8,094          9,108
                Property management                      4,119,974            --             --             --
                Advertising                              1,414,648           4,139          3,154          3,298
                General and administrative               1,252,892            --             --             --
                Amortization and other depreciation         58,216            --             --             --
                Depreciation of rental property         10,791,653            --             --             --
                Other operating expenses                 1,075,247            --             --             --
                Other                                         --            12,416          9,461          9,894
                Management contract termination            413,752            --             --             --
                                                       ------------------------------------------------------------
                                                        33,208,898          70,460         43,996         46,218

Income before interest income (expense)                 18,498,334          96,196         84,997        108,484
Interest income                                            209,947            --             --             --
Interest expense                                        (4,840,391)           --             --             --
                                                       ------------------------------------------------------------
Net Income                                            $ 13,867,890    $     96,196   $     84,997   $    108,484

Net income per share                                  $       0.44
                                                      ============

Wgt. avg. number of shares outstanding                  31,672,928
                                                      ============







                                                        Ashley Run          Carlyle      Charleston       Dunwoody
                                                         Pro Forma         Pro Forma      Pro Forma       Pro Forma
                                                        Adjustments       Adjustments    Adjustments     Adjustments
                                                    ---------------    -----------------------------------------------

Date of Acquisitions                                     4/30/97            4/30/97        5/13/97         7/25/97


Revenues from rental properties                     $    916,820           $ 637,842        536,210      1,437,230
Other Income
Rental expenses:
                Utilities                                 58,045              63,946         21,211        112,736
                Repairs and maintenance                  119,001              92,405         75,528        219,843
                Taxes and insurance                       69,240              46,970         34,987        144,766
                Property management                         --                  --             --             --
                Advertising                               17,373              12,343         18,267         29,839
                General and administrative                  --                  --             --             --
                Amortization and other depreciation         --                  --             --             --
                Depreciation of rental property             --                  --             --             --
                Other operating expenses                    --                  --             --             --
                Other                                     52,118              37,029         54,801         89,517
                Management contract termination             --                   --             --             --
                                                    ---------------        -------------------------------------------
                                                         315,777             252,693        204,794        596,701

Income before interest income (expense)                  601,043             385,149        331,416        840,529
Interest income                                             --                  --             --             --
Interest expense                                            --                  --             --             --
                                                   ---------------     -----------------------------------------------
Net Income                                          $    601,043        $    385,149    $   331,416    $   840,529

Net income per share


Wgt. avg. number of shares outstanding






                                                        Clarion          1997
                                                       Pro Forma      Pro Forma       Total
                                                      Adjustments    Adjustments    Pro Forma
                                                   -----------------------------------------------

Date of Acquisitions                                    9/30/97                          -


Revenues from rental properties                        1,141,473          --      $ 55,351,117
Other Income                                                                         1,476,041
Rental expenses:
                Utilities                                 43,429          --         4,793,252
                Repairs and maintenance                  286,852          --         6,077,140
                Taxes and insurance                       59,664          --         4,779,059
                Property management                         --       4,119,974
                Advertising                               28,075          --         1,531,136
                General and administrative                  --       1,252,892
                Amortization and other depreciation         --          58,216
                Depreciation of rental property                        896,569 (A)  11,688,222
                Other operating expenses                    --       1,075,247
                Other                                     84,226          --           349,462
                Management contract termination                            --          413,752
                                                   --------------------------------   ---------
                                                         502,246       896,569      36,138,352

Income before interest income (expense)                  639,227      (896,569)     20,688,806
Interest income                                             --            --           209,947
Interest expense                                            --        (951,044)(B)  (5,791,435)
                                                   ---------------------------      ---------
Net Income                                           $   639,227  ($ 1,847,613)   $ 15,107,318

Net income per share                                                              $       0.44
                                                                                   ============

Wgt. avg. number of shares outstanding                               2,722,059 (C)   34,394,98
                                                                    ===========     ============




(A) Represents the depreciation expense of the properties acquired based on the purchase price,excluding amounts allocated to land, of the properties for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(B) Represents the interest expense for 5 of the 10 Properties for the period in which the properties were not owned for the nine month period ended September 30, 1997, interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(C) Represents additional common shares used to purchase Ashley Run, Carlyle, Summit and a portion of Dunwoody based upon purchase prices of $18,000,000, $11,580,000, $9,475,000 and $10,560,312 (total purchase price of $15,200,000), respectively and common shares issued in April, 1997 with net proceeds of $9.5875 per share to the Company.

Pro Forma Statement of Operations for the year ended December 31, 1996 (unaudited)

The Unaudited Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if 20 of the 21 Property acquisitions during 1996 and 8 of the 10 Property acquisitions during 1997 had occurred on January 1, 1996.
The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the
opinion of management,   all  adjustments   necessary  to  reflect  the  effects
of  these transactions have been made.


The Unaudited Pro Forma Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the period ended December 31, 1996 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company incorporated by reference into this Prospectus.






                                                      Historical                                        Pro Forma     Westchase
                                                     Statement of        1996          Pro Forma       Before 1997    Pro Forma
                                                      Operations     Acquisitions     Adjustments     Acquisitions   Adjustments
                                                    ----------------------------------------------------------------------------

Date of Acquisitions                                       -                -                                          1/15/97

Revenues from rental properties                      $ 40,352,955    $ 11,707,374          --      $ 52,060,329    $  1,999,870
Rental expenses:
               Utilities                                3,870,541         816,694          --         4,687,235         144,841
               Repairs and maintenance                  4,203,180       1,883,845          --         6,087,025         309,732
               Taxes and insurance                      3,275,422         947,968          --         4,223,390         192,289
               Property management fee                  1,243,215            --         603,961(A)    1,847,176            --
               Property management                        741,257            --            --           741,257            --
               Advertising                              1,126,295         306,249          --         1,432,544          49,665
               General and administrative               1,495,528            --          97,860(B)    1,593,388            --
               Amortization and other depreciation         47,133            --            --            47,133            --
               Depreciation of rental property          8,068,063            --       2,513,278(C)   10,581,341            --
               Other operating expenses                 2,638,183            --            --         2,638,183            --
               Other                                      151,537         927,643          --         1,079,180         148,994
               Management contract termination         16,526,012            --            --        16,526,012            --
                                                       -------------------------------------------------------------------------
                                                       43,386,366       4,882,399     3,215,099      51,483,864         845,521


Income before interest income (expense)                (3,033,411)      6,824,975    (3,215,099)        576,465       1,154,349
Interest income                                           287,344            --            --           287,344            --
Interest expense                                       (1,423,782)           --      (2,991,838)(D)  (4,415,620)           --
                                                    ----------------------------------------------------------------------------

Net Income                                           ($ 4,169,849)   $  6,824,975  ($ 6,206,937)   ($ 3,551,811)   $  1,154,349

Net income per share                                       ($0.21)                                       ($0.14)
                                                           =======                                       =======

Wgt. avg. number of shares outstanding                 20,210,432                     4,693,325(E)   24,903,757
                                                       ==========                    ============   ============







                                                        Paces Arbor     Paces Forest     Ashley Run        Caryle      Charleston
                                                         Pro Forma       Pro Forma        Pro Forma       Pro Forma     Pro Forma
                                                        Adjustments     Adjustments      Adjustments     Adjustments   Adjustments
                                                      ----------------------------------------------------------------------------
Date of Acquisitions                                        3/1/97          3/1/97         4/30/97         4/30/97       5/13/97

Revenues from rental properties                         $  773,960      $  928,214      $2,750,461      $1,913,527     1,429,893
Rental expenses:
               Utilities                                    23,325          28,891         174,135         191,838        56,563
               Repairs and maintenance                     116,391         114,620         357,004         277,214       201,408
               Taxes and insurance                          48,563          54,649         207,720         140,909        93,299
               Property management fee                        --              --              --              --
               Property management                            --              --              --              --
               Advertising                                  18,921          19,788          52,118          37,029        48,712
               General and administrative                     --              --              --              --
               Amortization and other depreciation            --              --              --              --
               Depreciation of rental property                --              --              --              --
               Other operating expenses                       --              --              --              --
               Other                                        56,764          59,364         156,355         111,086       146,137
               Management contract termination                --              --              --              --            --
                                                         -------------   ---------------------------------------------------------

                                                           263,964         277,312         947,332         758,076       546,119

Income before interest income (expense)                    509,996         650,902       1,803,129       1,155,451       883,774
Interest income                                               --              --              --              --            --
Interest expense                                              --              --              --              --            --
                                                          ------------    --------------------------------------------------------

Net Income                                              $  509,996      $  650,902      $1,803,129      $1,155,451    $  883,774

Net income per share

Wgt. avg. number of shares outstanding





                                                           Dunwoody        Clarion
                                                           Pro Forma      Pro Forma            Pro Forma          Total
                                                          Adjustments    Adjustments          Adjustments       Pro Forma
                                                       --------------------------------------------------------------------

Date of Acquisitions                                        7/25/97         9/30/97

Revenues from rental properties                           2,463,823         1,521,964               --         $ 65,842,041
Rental expenses:
               Utilities                                    193,261            57,905               --            5,557,994
               Repairs and maintenance                      376,874           382,469               --            8,222,737
               Taxes and insurance                          248,171            79,552               --            5,288,542
               Property management fee                                                      $    498,450 (A)      2,345,626
               Property management                                                                  --              741,257
               Advertising                                   51,152            37,434               --            1,747,363
               General and administrative                                                           --            1,593,388
               Amortization and other depreciation                                                  --               47,133
               Depreciation of rental property                                                 2,461,452 (C)     13,042,793
               Other operating expenses                                          --                 --            2,638,183
               Other                                        153,455           112,301               --            2,023,636
               Management contract termination                 --                                   --           16,526,012
                                                        ------------        --------------------------------    ------------

                                                          1,022,913           669,661          2,959,902         59,774,664

Income before interest income (expense)                   1,440,910           852,303         (2,959,902)         6,067,377
Interest income                                                --                --                 --              287,344
Interest expense                                               --                --           (2,761,996)(D)     (7,177,616)
                                                       -------------      ------------------------------------   ------------

Net Income                                               $1,440,910      $    852,303       ($ 5,721,898)        ($ 822,895)

Net income per share                                                                                             ($    0.03)
                                                                                                                 ===========
Wgt. avg. number of shares outstanding                                                         5,175,000 (F)     30,078,757
                                                                                               ============      ============


(A) Represents the property management fee of 5% of rental income and the processing costs equal to $2.50 per apartment unit per month charged by the external management company for the period of time not owned by the Company until the management contract was terminated in September, 1996.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company until the time the advisor contract was terminated in September, 1996.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, of the properties for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents the interest expense for the properties for the period in which the properties were not owned for the year ended December 31, 1996, interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(E) Represents additional common shares used to purchase 16 of the 21 properties purchased during 1996 using the proceeds of the "best efforts" common stock offering with net proceeds of $9.79 per share to the Company.

(F) Represents additional common shares used to purchase Ashley Run, Carlyle, Summit and a portion of Dunwoody based upon purchase prices of $18,000,000,
$11,580,000,   $9,475,000  and $10,560,312  (total  purchase  price of
$15,200,000), respectively and common shares issued in April, 1997 with net proceeds of $9.5875 per share to the Company.

Pro Forma Statement of Operations for the year ended December 31, 1996
(unaudited)

The following schedule provides detail of 1996 acquisitions by property included in the Pro Forma Statement of Operations for the year ended December 31, 1996.



                                                        Meadows     West Eagle  Ashley Park  Arbor Trace  Bridgetown  Trophy Chase
                                                       Pro Forma     Pro Forma   Pro Forma    Pro Forma    Pro Forma   Pro Forma
                                                      Adjustments   Adjustments Adjustments  Adjustments  Adjustments Adjustments
                                                     ------------------------------------------------------------------------------

Date of Acquisition                                     1/31/96       3/31/96     3/1/96       3/1/96        4/1/96      4/1/96

Property operations
    Revenues from rental properties                     $ 90,006     $127,302     $284,403     $138,795     $186,114     $217,183
    Rental expenses:
                    Utilities                              7,903        7,327       16,769       14,849        9,440       21,899
                    Repairs and maintenance               14,553       22,819       39,027       19,702       25,542       39,180
                    Taxes and insurance                    5,273        9,776       27,496       10,819       14,262       13,830
                    Property management                     --           --           --           --           --           --
                    Advertising                            1,484        3,066        3,213        3,215        5,455        5,819
                    General and administrative              --           --           --           --           --           --
                    Amortization                            --           --           --           --           --           --
                    Depreciation of rental property         --           --           --           --           --           --
                    Other                                  4,452        9,198       18,542        9,645       16,367       17,458
                                                        --------     --------     --------     --------     --------     --------
                                                                                                                         --------
                                                          33,665       52,186      105,047       58,230       71,066       98,186
                                                        --------     --------     --------     --------     --------     --------

Income before interest income (expense)                   56,341       75,116      179,356       80,565      115,048      118,997
Interest income                                             --           --           --           --           --           --
Interest expense                                            --           --           --           --           --           --
                                                        --------     --------     --------     --------     --------     --------

Net Income                                              $ 56,341     $ 75,116     $179,356     $ 80,565     $115,048     $118,997
                                                        --------     --------     --------     --------     --------     --------





                                                      Beacon Hill   Summerwalk  The Landin   Meadowcreek Trolley East
                                                       Pro Forma    Pro Forma   Pro Forma     Pro Forma    Pro Forma
                                                      Adjustments  Adjustments Adjustments   Adjustments  Adjustments
                                                      -----------  ----------- -----------   -----------  -----------

Date of Acquisition                                     5/1/96        5/1/96     5/1/96        5/31/96      6/26/96

Property operations
    Revenues from rental properties                     $684,622     $297,115     $418,247     $671,043     $345,237
    Rental expenses:                                        --
                    Utilities                             48,373       23,038       30,473       32,330       62,247
                    Repairs and maintenance               68,173       59,973       68,918       90,083       97,819
                    Taxes and insurance                   58,443       15,663       38,620       50,931       41,086
                    Property management                     --           --           --           --           --
                    Advertising                           12,974        7,559       10,041       12,198       10,293
                    General and administrative              --           --           --           --           --
                    Amortization                            --           --           --           --           --
                    Depreciation of rental property         --           --           --           --           --
                    Other                                 38,922       22,676       30,122       36,593       30,878
                                                        --------     --------     --------     --------     --------

                                                         226,885      128,909      178,174      222,135      242,323
                                                        --------     --------     --------     --------     --------

Income before interest income (expense)                  457,737      168,206      240,073      448,908      102,914
Interest income                                             --           --           --           --           --
Interest expense                                            --           --           --           --           --
                                                        --------     --------     --------     --------     --------

Net Income                                              $457,737     $168,206     $240,073     $448,908     $102,914
                                                        --------     --------     --------     --------     --------





                                                          Savannah     Paces Glen   Signature    Hampton Glen    Heatherwood
                                                         Pro Forma     Pro Forma    Pro Forma     Pro Forma       Pro Forma
                                                        Adjustments   Adjustments  Adjustments   Adjustments     Adjustments
                                                        -----------   -----------  -----------   -----------     -----------

Date of Acquisition                                        7/1/96       7/19/96       8/1/96        8/1/96          9/1/96

Property operations
    Revenues from rental properties                     $1,038,285     $  628,639     $  509,713     $  970,246     $1,077,164
    Rental expenses:
                    Utilities                              102,411         39,060         25,951         56,883         45,391
                    Repairs and maintenance                221,613         92,090        122,995        130,430        155,415
                    Taxes and insurance                     49,192         46,834         47,162         62,436         81,204
                    Property management                       --             --             --             --             --
                    Advertising                             23,992         14,827          9,500         24,998         21,877
                    General and administrative                --             --             --             --             --
                    Amortization                              --             --             --             --             --
                    Depreciation of rental property           --             --             --             --             --
                    Other                                   71,976         44,481         28,499         74,993         65,629
                                                           ------------  -----------    ----------     ----------    ----------
                                                           469,184        237,292        234,107        349,740        369,516

Income before interest income (expense)                    569,101        391,347        275,606        620,506        707,648
Interest income                                               --             --             --             --             --
Interest expense                                              --             --             --             --             --
                                                        ------------   ------------   ------------   ------------   ------------
Net Income                                              $  569,101     $  391,347     $  275,606     $  620,506     $  707,648
                                                        ------------   ------------   ------------   ------------   ------------



                                                         Parkside      Greenbrier     Deerfield     Tolley West           1996
                                                        Pro Forma      Pro Forma      Pro Forma      Pro Forma         Acquisition
                                                       Adjustments    Adjustments    Adjustments    Adjustments        Adjustments
                                                       -----------    -----------    -----------    -----------        -----------
Date of Acquisition                                      9/30/96        10/1/96        11/20/96       12/1/96

Property operations
    Revenues from rental properties                     $   653,152     $ 1,250,682     $ 1,489,997     $   629,429     $11,707,374
    Rental expenses:
                    Utilities                                34,669          70,957          62,040         104,684         816,694
                    Repairs and maintenance                  94,280         205,550         190,567         125,116       1,883,845
                    Taxes and insurance                      66,873          98,321         155,082          54,665         947,968
                    Property management                        --              --              --              --              --
                    Advertising                              64,687          24,988          25,476          20,587         306,249
                    General and administrative                 --              --              --              --              --
                    Amortization                               --              --              --              --              --
                    Depreciation of rental property            --              --              --              --              --
                    Other                                   194,059          74,964          76,430          61,759         927,643
                                                           ------------     ------------    ------------    ------------  ---------
                                                            454,568         474,780         509,595         366,811       4,882,399

Income before interest income (expense)                     198,584         775,902         980,402         262,618       6,824,975
Interest income                                                --              --              --              --              --
Interest expense                                               --              --              --              --              --
                                                        ------------    ------------    ------------    ------------    ------------
Net Income                                              $   198,584     $   775,902     $   980,402     $   262,618     $ 6,824,975
                                                        ------------    ------------    ------------    ------------    ------------


                                ITEM 7.c.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CORNERSTONE REALTY INCOME TRUST, INC.

Date: December 12, 1997                          By:/s/ Stanley J. Olander, Jr.
                                                  ---------------------------
                                                  Stanley J. Olander, Jr.
                                                  Chief Financial Officer
                                                  of  Cornerstone Realty Income
                                                  Trust, Inc.

                                 EXHIBIT INDEX

                     Cornerstone Realty Income Trust, Inc.

                Form 8-K/A to Form 8-K dated September 30, 1997

Exhibit Number             Exhibit                                  Page Number

23.1                       Consent of Independent Auditors
                           (Clarion Crossing Apartments)